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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2001

True North Communications Inc.

(exact name of registrant as specified in its charter)
Delaware	1-5029	36-1088161
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 East Erie Street, Chicago, Illinois	60611-2897

(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(312) 425-6500
(Not Applicable)

Former name or former address, if changed since last report

Item 5.  Other Events

    On June 14, 2001, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

99.1
Press Release dated June 14, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH COMMUNICATIONS INC.
By	/s/ KEVIN J. SMITH Kevin J. Smith Chief Financial Officer

Dated: June 14, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 14, 2001

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SIGNATURES
EXHIBIT INDEX